UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

QAD Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Innovation Place, Santa Barbara, California	93108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 566-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on June 9, 2010, which are described in detail in our proxy statement filed with the Securities and Exchange Commission on May 14, 2010, are as follows:

1. The election of seven directors to serve until our 2011 annual meeting of stockholders:

	NUMBER OF SHARES FOR	% OF SHARES VOTING	NUMBER OF SHARES WITHHELD	% OF SHARES VOTING

Karl F. Lopker	20,464,866	82.64%	4,298,012	17.36%

Pamela M. Lopker	20,473,606	82.68%	4,289,272	17.32%

Scott J. Adelson	23,532,225	95.03%	1,230,653	4.97%

Terence R. Cunningham	20,844,565	84.18%	3,918,313	15.82%

Thomas J. O’Malia	20,714,477	83.65%	4,048,401	16.35%

Lee D. Roberts	20,845,413	84.18%	3,917,465	15.82%

Peter R. van Cuylenberg	20,844,819	84.18%	3,918,059	15.82%

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.
(Registrant)

Date: June 14, 2010	By:	/s/ Daniel Lender
Daniel Lender Chief Financial Officer (on behalf of the Registrant and as Principal Financial Officer)